UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 9, 2007 (May 3, 2007)
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 3, 2007, Secure Pharmacy Plus, LLC (“SPP”), an indirect subsidiary of America Service Group Inc. (the “Company”) closed on the sale, at net book value, of certain of its assets, including certain inventory, equipment and contract rights associated with its pharmaceutical distribution business, to Maxor National Pharmacy Services Corporation (“Maxor”) for approximately $3.8 million, which consisted of approximately $1.9 million in inventory and approximately $2.0 million in fixed assets, offset by approximately $0.1 million of liabilities for accrued vacation assumed by Maxor. The sale was effective April 30, 2007. Prison Health Services, Inc. (“PHS”), the Company’s primary operating subsidiary and parent of SPP, was also a guarantor of certain of the obligations of SPP in connection with the sale of certain of SPP’s assets as mentioned above. Additionally, as a condition to the closing, Maxor and PHS entered into a long-term pharmacy services agreement, pursuant to which Maxor became the provider of pharmaceuticals and medical supplies to PHS, except in certain specified situations, including when a PHS client elects or requires PHS to utilize another pharmacy service provider.
Item 8.01. Other Events.
     On May 3, 2007, the Company issued a press release announcing the closing of the sale of certain assets of SPP to Maxor. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(b) Proforma Financial Information.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, the unaudited pro forma condensed consolidated statements of continuing operations for the quarter ended March 31, 2007 and for the year ended December 31, 2006, and the notes to the unaudited pro forma condensed consolidated financial statements are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
(d) Exhibits.

2.1
Asset Purchase Agreement, dated as of April 12, 2007, by and among Maxor National Pharmacy Services Corporation, Secure Pharmacy Plus, LLC and Prison Health Services, Inc., as guarantor (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 18, 2007).

99.1	Press Release dated May 3, 2007.

99.2	Pro forma financial information as of and for the quarter ended March 31, 2007 and for the year ended December 31, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: May 9, 2007	By:	/s/ Michael W. Taylor
Michael W. Taylor
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
2.1
Asset Purchase Agreement, dated as of April 12, 2007, by and among Maxor National Pharmacy Services Corporation, Secure Pharmacy Plus, LLC and Prison Health Services, Inc., as guarantor (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 18, 2007).

99.1	Press release dated May 3, 2007.

99.2	Pro forma financial information as of and for the quarter ended March 31, 2007 and for the year ended December 31, 2006.